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                                              [SUBJECT TO STOCKHOLDER APPROVAL]


                                APOLLO GENETICS, INC.

                                 AMENDED AND RESTATED
                  1993 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

1.  PURPOSE

    The purpose of this Amended and Restated 1993 Incentive and Non-Qualified Option Plan (the "Plan") is to encourage and enable selected management, other key employees, directors (whether or not employees), and consultants of Apollo Genetics, Inc. (the "Company") or a parent or subsidiary of the Company to acquire a proprietary interest in the Company through the ownership of common stock, par value $.02 per share (the "Common Stock"), of the Company. Such ownership will provide such employees, directors, and consultants with a more direct stake in the future welfare of the Company, and encourage them to remain with the Company or a parent or subsidiary of the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment with, or become associated with, the Company or a parent or subsidiary of the Company. Pursuant to the Plan, such persons may be offered the opportunity to acquire Common Stock through the grant of incentive stock options and "non-qualified" stock options.

    As used herein, the term "parent" or "subsidiary" shall mean any present or future corporation which is or would be a "parent corporation" or "subsidiary corporation" of the Company as the term is defined in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code") (determined as if the Company were the employer corporation).

2.  ADMINISTRATION OF PLAN

    The Plan shall be administered by a Compensation Committee (the "Committee") as appointed from time to time by the Board of Directors of the Company, which committee shall consist of not less than two members of the Board of Directors and each member of which shall be a "Non-Employee Director," within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation ("Rule 16b-3"). Except as otherwise specifically provided herein, no person, other than members of the Committee, shall have any discretion as to decisions regarding the Plan.

    In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan. The interpretation and decision made by the Committee with regard to any question arising under the Plan shall be final and conclusive on all persons participating or eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee shall determine the terms of all options granted pursuant to the Plan, including, but not limited to, the persons to whom, and the time or times at which, grants shall be made, the number of options to be included in the grants, the number of options which shall be treated as incentive stock options, and the exercise price.


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3.  SHARES OF STOCK SUBJECT TO THE PLAN

    Except as provided in subparagraphs 6(h) and 6(i) and paragraph 7, the number of shares that may be issued or transferred pursuant to the exercise of options granted under the Plan shall not exceed 600,000 shares of Common Stock. Such shares may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in treasury. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares may again be subject to an option right under the Plan. The aggregate Fair Market Value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Plan and all plans of the Company and any parent and subsidiary of the Company) shall not exceed $100,000.

4.  ELIGIBILITY

    Incentive stock options may be granted only to management and other key employees who are employed by the Company or a parent or subsidiary of the Company. An incentive stock option may be granted to a director of the Company or a parent or subsidiary of the Company, provided that the director is also an officer or key employee. Directors who are not officers or key employees, and consultants, may only be granted non-qualified stock options.

5.  GRANTING OF OPTIONS

    No options pursuant to this Plan may be granted after the expiration of business on the tenth anniversary of the effective date of the Plan. The date of the grant of any option shall be the date on which the Committee authorizes the grant of such option.

6.  OPTIONS

    Options shall be evidenced by stock option certificates or agreements in such form, not inconsistent with this Plan, as the Committee shall approve from time to time, which agreements need not be identical, and shall be subject to the following terms and conditions:

    (a) EXERCISE PRICE. The exercise price under each incentive stock option shall be not less than 100% of the Fair Market Value of the Common Stock at the time the option is granted and not less than par value of such Common Stock. In the case of an incentive stock option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company (a "10% Stockholder") actually or constructively under Section 425(d) of the Code, the exercise price shall not be less than 110% of the Fair Market Value of the Common Stock subject to the option at the time of its grant. The purchase price under each non-qualified stock option shall be specified by the Committee, but shall in no case be less than the greater of 50% of the Fair Market Value of the Common Stock at the time the option is granted and the par value of such Common Stock.


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    (b)  MEDIUM AND TIME OF PAYMENT.  Stock purchased pursuant to the exercise of an option shall at the time of purchase be paid for in full in cash, or, upon conditions established by the Committee, by delivery of shares of Common Stock owned by the recipient. If payment is made by the delivery of shares, the value of the shares delivered shall be the Fair Market Value of such shares on the date of exercise of the respective option. Upon receipt of payment and such documentation as the Company may deem necessary to establish compliance with the Securities Act of 1933, as amended (the "Securities Act"), the Company shall, without stock transfer tax to the optionee or other person entitled to exercise the option, deliver to the person exercising the option a certificate or certificates for such shares. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of an option or options that the optionee pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon such exercise, including any federal, state, or local withholding taxes.

    (c) WAITING PERIOD. The waiting period and time for exercising an option shall be prescribed by the Committee in each particular case; provided, however, that no option may be exercised after ten years from the date it is granted. In the case of an incentive stock option granted to a 10% Stockholder, such option, by its terms, shall be exercisable only within five years from the date of grant.

    (d) RIGHTS AS A STOCKHOLDER. A recipient of options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

    (e) NON-ASSIGNABILITY OF OPTIONS. No option shall be assignable or transferable by 4$ s the recipient except by will or by the laws of descent and distribution. During the lifetime of a recipient, options shall be exercisable only by him.

    (f) EFFECT OF TERMINATION OF EMPLOYMENT. If a recipient's employment (or service as an officer, director or consultant) shall terminate for any reason, other than death or Retirement, the right of the recipient to exercise any option otherwise exercisable on the date of such termination shall expire unless such right is exercised within a period of three months after the date of such termination. The term "Retirement" shall mean the voluntary termination of employment (or service as an officer, director or consultant) by a recipient who has attained the age of 55 and who has at least five years service with the Company. If a recipient's employment (or service as an officer, director or consultant) shall terminate because of death or Retirement, the right of the recipient to exercise any option otherwise exercisable on the date of such termination shall be unaffected by such termination and shall continue until the normal expiration of such option. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code upon the exercise of an incentive stock option will not be available to a recipient who exercises any incentive stock option more than (i) 12 months after the date of termination of employment due to death or (ii) three months after the date of termination of employment due to Retirement. Option rights shall not be affected by any change of


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employment as long as the recipient continues to be employed by either the
Company or a parent or subsidiary of the Company. In no event, however, shall an option be exercisable after the expiration of its original term as determined by the Committee pursuant to subparagraph 6(c) above. The Committee may, if it determines that to do so would be in the Company's best interests, provide in a specific case or cases for the exercise of options which would otherwise terminate upon termination of employment with the Company for any reason, upon such terms and conditions as the Committee determines to be appropriate, nothing in the Plan or in any option agreement shall confer any right to continue in the employ of the Company or any parent or subsidiary of the Company or interfere in any way with the right of the Company or any parent or subsidiary of the Company to terminate the employment of a recipient at any time.

    (g) LEAVE OF ABSENCE. In the case of a recipient on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, except that in no event shall an option be exercisable after 10 years from the date it is granted.

    (h) RECAPITALIZATION. In the event the Committee in its discretion determines that any stock dividends, extraordinary cash dividends, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee (subject, in the case of Incentive Stock Options, to any limitation required under the Code) shall equitably adjust any or all of (i) the number of shares available under the Plan, (ii) the number of shares deliverable upon the exercise of any outstanding options granted under the Plan and (ii) the net exercise price with respect to any outstanding options.

    (i) SALE OR REORGANIZATION. In case the Company is merged or consolidated with another corporation, or in case the property of stock of the Company is acquired by another corporation, or in case of a separation, reorganization, or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the Protection of any outstanding options by the-substitution on an equitable basis of appropriate stock of the Company, or appropriate stock of the merged, consolidated, or otherwise reorganized corporation, provided only that such substitution of options shall, with respect to incentive stock options, comply with the requirements of Section 425 of the Code, or (ii) give written notice to optionees that their options must be exercised within 30 days of the date of such notice or they will be terminated, and in connection with such notice, the Committee may in its discretion accelerate or waive any waiting period.

    (j) GENERAL RESTRICTIONS. Each option granted under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration, or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection


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with, the granting of such option or the issue, transfer, or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

    The Company shall not be obligated to sell or issue any shares of Common Stock in any -manner in contravention of the Securities Act or any state securities law. The Board of Directors may, in connection with the granting of each option, require the individual to whom the option is to be granted to enter into an agreement with the Company stating that as a condition precedent to each exercise of the option, in whole or in part, he shall, if then required by the Company, represent to the Company in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Committee may prescribe. Such agreements may also, in the discretion of the Committee, contain provisions requiring the forfeiture of any options granted and/or Common Stock held, in the event of the termination of employment or association, as the case may be, of the optionee with the Company. Upon any forfeiture of Common Stock pursuant to any agreement authorized by the preceding sentence, the Company shall pay consideration for such Common Stock to the optionee, pursuant to any such agreement, without interest thereon.

    "The Fair Market Value" for all purposes under the Plan shall mean the closing price of shares of Common Stock, as reported in the Wall Street Journal, by the Nasdaq Stock Market or similar successor consolidated transactions reports (or a similar consolidated transactions report for the exchange on which the shares of Common Stock are then trading) for the relevant date, or if no sales of shares of Common Stock were made on such date, the average of the high and low prices of shares as reported in such composite transaction report for the preceding day on which sales of shares were made. If the shares are not listed on a national securities exchange or by the Nasdaq Stock Market at the time Fair Market Value is to be determined, then Fair Market Value shall be determined by the Committee in good faith pursuant to such method as the Committee deems appropriate and equitable. Under no circumstances shall the Fair Market Value of a share of Common Stock be less than its par value.

7.  TERMINATION AND AMENDMENT OF THE PLAN

    The Board of Directors shall have the right to amend, suspend, or terminate the Plan at any time: provided, however, that no such action shall affect or in any way impair the rights of a recipient under any option right theretofore granted under the Plan; and, provided, further, that unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in subparagraphs 6(h) and 6(i), no amendment or change shall be made in the Plan: (a) increasing the total number of shares which may be issued or transferred under the Plan; (b) extending the period during which options may be granted or exercised under the Plan; or (c) changing the designation of persons eligible to receive options under the Plan.


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8.  NOTICE OF SALE OF SHARES REQUIRED

    The optionee agrees to notify the Company in writing within thirty (30) days of the disposition of one or more shares of stock which were transferred to such optionee pursuant to the exercise of an incentive stock option granted under this Plan if such disposition occurs within two years of the date of grant of the option or within one year after the exercise of the option.

9.  EFFECTIVE DATE OF THE PLAN

    This Plan shall become effective December 17, 1993, subject, however, to approval by the stockholders of the Company within 12 months next following adoption by the Board of Directors; and if such approval is not obtained, the Plan shall terminate and any and all options granted during such interim period shall also terminate and be of no further force or effect. The Plan shall, in all events, terminate on the tenth anniversary of the effective date of the Plan, or on such earlier date as the Board of Directors of the Company may determine. Any option outstanding at the termination date shall remain outstanding until it has either expired or has been exercised.

10. COMPLIANCE WITH RULE 16b-3

    With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors. To the extent any provision of the Plan or action by the Committee (or any other person on behalf of the Committee or the Company) fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.